Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of China Energy Recovery, Inc. (the "Company") for the six months ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Qinghuan Wu, Chief Executive Officer of the Company, and Richard Liu, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Qinghuan Wu	By:	/s/ Richard Liu
	Qinghuan Wu		Richard Liu
	Chief Executive Officer		Chief Financial Officer
	August 14, 2008		August 14, 2008